Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Numerator:
Net income attributable to common shareholders	$ 64,729	$ 16,952	$ 200,574	$ 28,562
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	49,414	52,514	49,804	54,221
Dilutive share options, RSU and PSU	1,003	199	904	96
Weighted average common shares outstanding - diluted	50,417	52,713	50,708	54,317
Net income attributable to common shareholders per common share:
Basic	$ 1.31	$ 0.32	$ 4.03	$ 0.53
Diluted	$ 1.28	$ 0.32	$ 3.96	$ 0.53
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	281	1,553	288	2,009